UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 31, 2010

                               ES BANCSHARES, INC.
             (Exact Name of Registrant as Specified in its Charter)

    Maryland                         000-52178                 20-4663714
-------------------------------   ---------------------       -----------
(State or Other Jurisdiction)     (Commission File No.)      (I.R.S. Employer
  of Incorporation)                                          Identification No.)


68 North Plank Road, Newburgh, New York                           12550
---------------------------------------                           -----
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (845) 561-0003
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02.  Departure of Directors or Certain  Officers;  Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Not applicable.

(e) On March 31, 2010, ES Bancshares, Inc. (the "Company") and Empire State Bank (the "Bank"), a wholly-owned subsidiary of the Company, entered into employment agreements with Thomas P. Sperzel, Senior Vice President and Chief Financial Officer of the Company and the Bank (the "Agreements").

     The Agreements have an initial term of two years, subject to annual renewal unless written notice of non-renewal is provided to the executive. Under the Agreement, upon the occurrence of either the executive's involuntary termination of employment or the executive's voluntary termination of employment for "good reason" (the "Termination of Employment"), the Company or the Bank will pay the executive a lump sum cash amount equal to three times the sum of the average annual rate of base salary paid in the last three years ending in the year of termination and the average annual rate of bonus awarded to the executive during the prior three years. The Agreements also include non-competition provisions to which the executive would be subject for a period of one year following his Termination of Employment.

     The foregoing description of the Agreements is qualified in its entirety by reference to the Agreements that are attached hereto as Exhibits 10.1 and 10.2 of this Current Report, and is incorporated by reference into this Item 5.02.

Item 9.01. Financial Statements and Exhibits.

     (a) Financial Statements of Businesses Acquired: None

     (b) Pro Forma Financial Information: None

     (c) Shell Company Transactions. None

     (d) Exhibits:

              Exhibit Number       Description
              -------------        -----------
              Exhibit 10.1         Employment Agreement between ES Bancshares,
                                   Inc. and Thomas P. Sperzel, effective as of January 4, 2010.

              Exhibit 10.2 Employment Agreement between Empire State Bank, N.A. and Thomas P. Sperzel, effective as of January 4, 2010.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     ES BANCSHARES, INC.


DATE:  April 28, 2010                By: /s/ Philip Guarnieri
                                        -------------------------------
                                        Philip Guarnieri
                                        President and Co-Chief Executive Officer